                                                                    EXHIBIT 2.6

           FILED
     IN THE OFFICE OF THE
  SECRETARY OF STATE OF THE
      STATE OF NEVADA
       JULY 26 1996
       NO. C15064.94
           ---------
        DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

               CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                         OF

                           BLACK TIE AFFAIR, INCORPORATED



     Pursuant to Section 78.390 of the Nevada Revised Statutes, we the undersigned officers of Black Tie Affair, Incorporated (the "Corporation"), do hereby certify the following:

     1. That we are the duly-elected President and Secretary of the Corporation;

     2. That the amendment to the Articles of Incorporation was approved by a majority of the issued and outstanding shares of the Corporation; and

     3. That the Amendment to the Articles of Incorporation in its entirety is set forth in Exhibit "A" attached hereto.



                                       /s/ Michael M. Hanna
                                       ---------------------------------
                                       Michael M. Hanna, President



                                       /s/ W. Arthur Lindsay
                                       ---------------------------------
                                       W. Arthur Lindsay, Secretary


                                   ACKNOWLEDGMENT


STATE OF TEXAS      )
                    ) ss.
COUNTY OF HARRIS    )

     On this the 16th day of July, 1996, before me, the undersigned Notary Public, personally appeared Michael M. Hanna, known to me to be the President of Black Tie Affair, Incorporated, a Nevada Corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.



                                       /s/ Tara Lee Trahan
                                       ---------------------------------
                                       Notary Public

----------------------------------
[SEAL]      TARA LEE TRAHAN
             Notary Public
            State of Texas
       My Comm. Exp. Sept. 6, 1998
----------------------------------

                                   ACKNOWLEDGMENT


STATE OF TEXAS      )
                    ) ss.
COUNTY OF HARRIS    )

     On this the 16th day of July, 1996, before me, the undersigned Notary Public, personally appeared W. Arthur Lindsay, known to me to be the Secretary of Black Tie Affair, Incorporated, a Nevada Corporation, the corporation which executed the attached instrument, and who executed same on behalf of said corporation, freely and voluntarily and for the uses and purposes therein mentioned.


                                       /s/ Tara Lee Trahan
                                       ---------------------------------
                                       Notary Public

----------------------------------
[SEAL]      TARA LEE TRAHAN
             Notary Public
            State of Texas
       My Comm. Exp. Sept. 6, 1998
----------------------------------

                                      EXHIBIT A

                                   AMENDMENT TO THE
                              ARTICLES OF INCORPORATION
                                          OF
                            BLACK TIE AFFAIR, INCORPORATED




                (PURSUANT TO NEVADA REVISED STATUTES SECTION 78.390)

                            BLACK TIE AFFAIR, INCORPORATED

                      Amendment to the Articles of Incorporation

     The Articles of Incorporation for Black Tie Affair, Incorporated, a Nevada corporation, are hereby amended with the change of Article I to read as follows:

     The Articles of Incorporation are hereby amended by striking out the existing Article I in its entirety and substituting therefor new Article I, to wit:

     Article I - Name: The exact name of this Corporation is:


                            Pitts and Spitts of Texas Inc.